                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[x] Preliminary Proxy Statement            [_] CONFIDENTIAL FOR USE OF THE
                                               COMMISSION ONLY (AS PERMITTED
                                               BY RULE 14a-6(o)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           VIDEO DISPLAY CORPORATION
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                           VIDEO DISPLAY CORPORATION
- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14a.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        _______________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        _______________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        _______________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        _______________________________________________________________________

    (5) Total fee paid:

        _______________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        _______________________________________________________________________


    (2) Form, Schedule or Registration Statement No.:

        _______________________________________________________________________

    (3) Filing Party:

        _______________________________________________________________________

    (4) Date Filed:

        _______________________________________________________________________

                           VIDEO DISPLAY CORPORATION
                          1868 Tucker Industrial Drive
                             Tucker, Georgia  30084
               __________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 18, 1995
               __________________________________________________


     The Annual Meeting of Shareholders of Video Display Corporation (the Company") will be held on Friday, August 18, 1995 at 8:30 a.m., local time, at the Hampton Inn, 1737 Mountain Industrial Boulevard, Stone Mountain, Georgia for the following purposes:

     1. To elect five directors to serve until the next Annual Meeting of Shareholders; and

     2. To transact such other business as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

     Information relating to the above matters is set forth in the accompanying Proxy Statement dated June 28, 1995.

     Only shareholders of record at the close of business on July 7, 1995, will be entitled to receive notice of and to vote at the meeting. The transfer books will not be closed. A complete list of the shareholders entitled to vote at the meeting will be available for inspection by shareholders at the offices of the Company immediately prior to the meeting.

     The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at any reconvened meeting following such adjournment.

     WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY. SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY REVOKE THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE.




                                             By Order of the Board of Directors,

                                             /s/ Carol D. Franklin
                                             ----------------------------------
                                                 Carol D. Franklin
                                                 Assistant Secretary


Tucker, Georgia
July 18, 1995

                           VIDEO DISPLAY CORPORATION
                          1868 Tucker Industrial Drive
                             Tucker, Georgia  30084
               __________________________________________________

                                PROXY STATEMENT
                                      for
                         ANNUAL MEETING OF SHAREHOLDERS
                         to be held on August 18, 1995
               __________________________________________________


Information Concerning the Solicitation
- ---------------------------------------

     This Proxy Statement, which is first being mailed to shareholders on or about July 18, 1995, is furnished in connection with the solicitation by the Board of Directors of Video Display Corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held on August 18, 1995 at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any reconvened meeting following any adjournment thereof (the "Meeting"). The Company's 1995 Annual Report to Shareholders, including financial statements for the year ended February 28, 1995, accompanies this Proxy Statement.

     The accompanying proxy is solicited by the Board of Directors of the Company (the "Board"). The proxy is revocable at any time before it is exercised. A proxy may be revoked by filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Meeting and voting in person. The shares represented by proxies received by the Board will be voted at the Meeting.

     Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the record date. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. The vote required for the election of directors is a plurality of the votes cast by the shares entitled to vote in the election, provided a quorum is present. Consequently, abstentions and broker non-votes will not be counted as part of the base number of votes to be used in determining if the proposal for the election of directors has received the requisite number of base votes for approval. Thus, with respect to the proposal for the election of directors, an abstention or broker non-vote will have no effect.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain officers, directors and employees may, without compensation, solicit proxies by telephone, telegraph and personal interview. The Company may reimburse brokerage firms and others for expenses incurred in forwarding solicitation material to the beneficial owners of the Company's Common Stock.


Shareholders' Proposals for Next Annual Meeting
- -----------------------------------------------

     Shareholder proposals intended to be presented in the proxy materials relating to the 1996 Annual Meeting of Shareholders must be received by the Company on or before March 15, 1996.

Outstanding Voting Securities
- -----------------------------

     The Company has one class of Common Stock, no par value ("Common Stock"), of which 3,902,413 shares were issued and outstanding on June 28, 1995. Each outstanding share is entitled to one vote. The Company also has a class of preferred stock authorized, no shares of which are issued and outstanding at the present time. Only holders of Common Stock of record at the close of business on July 7, 1995, are entitled to vote at the meeting.

                             ELECTION OF DIRECTORS

     Five directors will be elected at the Meeting, each to serve until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified. The persons named in the accompanying Proxy intend to vote the proxies, if authorized, for the election as directors of the five (5) persons named below as nominees.

     If prior to the Meeting the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

     All of the nominees are currently directors of the Company. Information about the Company's directors, including their principal occupation for the past five years, is set forth below:

Name                    Age         Present Position with the Company
- ----------------------  ---  -----------------------------------------------
Ronald D. Ordway         53              Chairman of the Board,
                                  Chief Executive Officer and Director

Alfred J. Kenerleber     72  President, Chief Operating Officer and Director

Murray Fox               61   Chief Executive Officer of Fox International,
                                Ltd., Inc. (a subsidiary of the Company)

John McQueen             74                     Director

Carleton E. Sawyer       66                     Director

     Mr. Ordway is a founder of the Company and has served as Chairman of the Board, Chief Executive Officer and as a Director since 1975.

     Mr. Kenerleber is a founder of the Company and has served as President, Chief Operating Officer and as a Director since 1980.

     Mr. Fox was elected a Director of the Company in 1994. He has been involved in the consumer electronics parts business since 1955. He has served as Chief Executive Officer of Fox International Ltd., Inc. since the Company's acquistion of Fox in 1988.

     Mr. Sawyer was elected a Director of the Company in 1984. Until 1988, he was Chairman and President of Display Components, Inc., a Massachusetts manufacturer of magnetic electron optical devices.

     Mr. McQueen was elected a Director of the Company in 1986. Mr. McQueen served as the President of Southwest Vacuum Devices, Inc. until 1990, and currently acts as a consultant to the Company specializing in the engineering and manufacture of electron gun mount devices.

     All directors were elected to their current term of office at the Company's Annual Meeting of Shareholders on August 12, 1994, and their terms of office expire at the next Annual Meeting of Shareholders.

     ELECTION OF EACH OF THE FIVE NOMINEES WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE COMPANY'S OUTSTANDING COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES HOSE NAMES APPEAR ABOVE AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

              OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES
              ----------------------------------------------------

Directors' Fees
- ---------------

     The Company's policy is to pay to directors, who are not also officers of the Company, $200 per meeting attended, plus reimbursement of travel expenses.

Committees of the Board of Directors and Meeting Attendance
- -----------------------------------------------------------

     The Board held four meetings via telephone conference during the last fiscal year, with all actions by the Board subsequently ratified by execution of consent resolutions by each member of the Board. The Board has an Audit Committee comprised of three members. The Board does not have a separate compensation committee or a nominating committee.

     The members of the Audit Committee are Ron Ordway, Carleton Sawyer and John McQueen. The Audit Committee met one time during the last fiscal year. The Audit Committee recommends engagement of the independent auditors, considers the fee arrangement and scope of the audit, reviews the financial statements and the independent auditors' report, considers comments made by the independent auditors with respect to the Company's internal control structure, and reviews internal accounting procedures and controls with the Company's financial and accounting staff.

     During fiscal year 1995, all of the Directors attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board on which they serve.

                             COMMON STOCK OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 28, 1995 with respect to (i) those persons known by the Company to own more than 5% of the outstanding Common Stock of the Company; (ii) each director of the Company; (iii) each executive officer listed in the Summary Compensation Table who is not a director; and (iv) the beneficial ownership of all directors and executive officers as a group:

Name and Address of Beneficial Owner                               Number of Shares (a)   Percent of Class
- ------------------------------------                              ----------------------  -----------------
Ronald D. Ordway                                                       2,048,107(b)              52.5%
1868 Tucker Industrial Drive
Tucker, Georgia  30084

Alfred J. Kenerleber                                                     264,740                  6.8%
1868 Tucker Industrial Drive
Tucker, Georgia  30084

John McQueen                                                              25,000                   (c)
1230 West Ina Road
Tucson, AZ  85704

Carleton Sawyer                                                                -                   (c)
Rural Route 1 Box 512C, Streater Wood Road
Rumney, New Hampshire  03266

FMR Corp.                                                                 229,500                  5.9%
82 Devonshire Street
Boston, Massachusetts  02109

Kenneth Lirtzman                                                           25,000(d)               (c)
1565 Shields Drive
Waukegan, Illinois  60085

Murray Fox                                                                 45,000(e)               1.2%
23500 Aurora Road
Bedford Heights, Ohio  44146

All Executive Officers and Directors                                    2,637,347(f)              67.6%
as a group (6 persons)
- --------------------

(a) Information relating to beneficial ownership of Common Stock is based upon information furnished by each five percent shareholder, director and executive officer using "beneficial ownership" concepts set forth in rules promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934. Except as indicated in other footnotes to this table, each person possessed sole voting and investment power with respect to all shares set forth by his name.
(b) Includes 402,500 shares owned by Karen W. Ordway, wife of Ronald D. Ordway, as custodian for Jonathan R. Ordway, son of Ronald D. Ordway and 600,000 owned by Jonathan R. Ordway.
(c)  Less than one percent.
(d)  Includes 20,000 shares subject to exercisable stock options.
(e)  Includes 25,000 shares subject to exercisable stock options.
(f)  Includes 45,000 shares subject to exercisable stock options.

                              EXECUTIVE OFFICERS

        The following table identifies all persons who served as executive officers of the Company at any time during fiscal year 1995, along with certain information including their ages and positions with the Company:


Name                     Age       Present Position with the Company         Officer Since
- -----------------------  ---  --------------------------------------------  ----------------
Ronald D. Ordway          53             Chairman of the Board,                      1975
                                  Chief Executive Officer and Director

Alfred J. Kenerleber      72     President, Chief Operating Officer and              1980
                                               Director

Edwin B. Cordell, Jr.     35     Chief Financial Officer and Secretary               1987(a)

Murray Fox                61         Chief Executive Officer of Fox                  1988
                                             International
                                              Ltd., Inc.

Ken Lirtzman              46      President, Vanco International, Inc.               1989


  All executive officers of the Company have been employed by and have served as officers of the Company for at least the last five years. Each executive officer is elected by the Board, or by the Board of Directors of a subsidiary of the Company, and serves at the pleasure of such Board until his successor has been elected and has qualified, or until his earlier death, resignation, removal, retirement or disqualification.

(a) Mr. Cordell left the Company's employment in November 1994. The Company continues to evaluate replacements for the position of Chief Financial Officer.

Employment Agreements
- ---------------------

  The Company has an employment agreement with Murray Fox through May 9, 1996. The agreement provides for a base salary of $150,000 for the year ending May 9, 1996. Included in the base salary is an amount of up to 10% of such base salary which may be allocated to benefits including health, life, disability, and auto insurance, automobile or other designated benefits subject to Board approval. Additionally, the employment agreement provides that Mr. Fox shall receive an annual incentive bonus equal to 10% of the amount by which the annual pretax earnings of Fox International Ltd., Inc., a subsidiary of the Company, during a given fiscal year exceeds the three year average pretax earnings of Fox International during such fiscal year and the two previous fiscal years. Additionally, Mr. Fox received options on each anniversary date of the agreement to purchase 5,000 shares of Common Stock at the fair market value of such stock on the date of grant.

  The Company had an employment agreement with Kenneth Lirtzman through February 28, 1995. The agreement provided for a base salary of $126,000 for the year ending February 28, 1995.

                         TRANSACTIONS WITH AFFILIATES
                         ----------------------------

  During fiscal year 1995, the Company leased three of its manufacturing facilities and certain warehouse space from shareholders, officers and directors under net operating leases with the terms described below:

Facility                 Lessor and Affiliates'       Annual Base Rent  Expiration of Lease
- ---------                Interest in Lessor           ----------------  -------------------
                         ----------------------

Corporate                Ronald D. Ordway                $173,000        October 31, 1998
 Headquarters,
 Warehouse, Tucker,
 Georgia

Warehouse, Stone         Ronald D. Ordway                $120,000        December 31, 1996
 Mountain, Georgia

Warehouse and Office,    American National               $178,000        April 30, 2001
 Waukegan, Illinois      Bank Trustee for a
                         Trust of which Ronald
                         D. Ordway and Murray
                         Fox each own a
                         16.67% beneficiary
                         interest, and Kenneth
                         Lirtzman owns a 5.4%
                         beneficiary interest

Warehouse, Atlanta,      Ronald D. Ordway                $ 24,000        Month to Month
 Georgia

Warehouse and Office     Murray Fox                      $ 48,000        Month to Month
 Chicago, Illinois


  The Board believes that the terms of the leases are reasonable and in the best interest of the Company.

Teltron Technologies, Inc.
- --------------------------

During fiscal 1994, Ronald D. Ordway and Alfred J. Kenerleber incorporated a new company known as Teltron Technologies, Inc. (TTI). In August 1993, TTI purchased from Meridien Bank the outstanding secured indebtedness of Teltron, Inc., an insolvent customer of the Company, which gave effective control of Teltron, Inc. assets to TTI. The Company had sales to TTI of $195,000 and $112,000 for the years ended February 28, 1995 and 1994, respectively. In addition, the Company had trade accounts receivables from TTI of $59,000 at February 28, 1995.


Officers and Shareholders
- -------------------------

During fiscal 1995, the Company repaid $1,200,000 to Ronald D. Ordway. The borrowings were under the terms of an unsecured demand note bearing interest at prime plus 1%.

The Company has a demand note bearing interest at prime plus 1% payable to Murray Fox. As of February 28, 1995, there was $220,000 outstanding under this
note.   During 1995, the Company borrowed an additional $140,000 from this shareholder and officer and repaid $135,000. The balance owed to this shareholder and officer is $300,000.

                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

Executive Compensation
- ----------------------

  The following table sets forth the annual and long-term compensation for the last three fiscal years for the Company's Chief Executive Officer and the three executive officers who were serving as executive officers at the end of fiscal year 1995 and whose annual salary and bonus exceeds $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                      Annual Compensation        Long-Term         All Other
                                                                Compensation
                                ------------------------------

                                                      Other                            All
Name and                                             Annual                           Other
Principal                        Salary    Bonus     Compen-         Options/        Compen-
Position                  Year    ($)       ($)      sation          SARs (#)        sation
- ------------------------  ----  --------  -------  -----------       ---------- ----------------
                                                     ($)(1)                           ($)(2)
                                                   -----------                  -----------------
Ronald D. Ordway          1995  100,000        -         -                  -              -
                          1994  120,000   50,000         -                  -          2,149
Chairman of the Board,    1993  120,000        -         -                  -       ---------
 and Director                                                                              -

A.J. Kenerleber           1995  100,000        -         -                  -              -
President, COO and        1994  120,000   50,000         -                  -              -
 Director                 1993  110,000        -         -                  -          2,338


Murray Fox                1995  140,000        -         -                  -              -
CEO-Fox International     1994  130,000        -         -              5,000              -
  Ltd., Inc.              1993  120,000        -         -              5,000          2,393


Kenneth Lirtzman          1995  126,000   54,000         -              5,000              -
President-Vanco           1994  121,000   55,000         -              5,000              -
  International, Inc.     1993  117,000   26,000         -              5,000          2,708

- --------------------
(1) For 1994 and 1993, no amounts of "Other Annual Compensation" were paid to each Named Executive Officer, except for perquisites and other personal benefits, securities or properties which for each Named Executive Officer did not exceed the lesser of $50,000 or ten percent of such individual's salary plus annual bonus.

(2) For 1994 and 1993, amounts of "All Other Compensation" reflect Company matching contributions pursuant to the Company's 401(k) Retirement Plan (a qualified salary deferral plan under Section 401(k) of the Internal Revenue
     Code).



Option/SAR Grants in Last Fiscal Year
- -------------------------------------

  There were no Options/SARs granted during fiscal year 1995 to the Named Executive Officers:

Aggregated Option/SAR Exercises in Last Fiscal Year and
- -------------------------------------------------------
Fiscal Year-End Option/SAR Values
- ---------------------------------

   Shown below is information with respect to the unexercised options to purchase the Company's Common Stock granted in fiscal year 1995 and in prior years under the Company's Employee Stock Option Plan to the Named Executive Officers and held by them as of February 28, 1995. No options were exercised by the Named Executive Officers during fiscal year 1995.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
              ---------------------------------------------------
                     AND FISCAL YEAR-END OPTION/SAR VALUES
                     -------------------------------------

                                                                             Value of Unexercised
                                                    Number of Unexercised        In-the Money
                                                       Options/SARs at          Options/SARs at
                                                     Fiscal Year-End (#)    Fiscal Year-End ($)(1)
                    Shares Acquired      Value         Exercisable (E)          Exercisable (E)
Name                on Exercise (#)   Realized ($)    Unexercisable (U)        Unexercisable (U)
- ------------------  ----------------  ------------  ----------------------  -----------------------
Murray Fox                 -               -              25,000 (E)                 - (E)
Kenneth Lirtzman           -               -              25,000 (E)                 - (E)

- --------------------
(1) Based on the fair market value as of February 28, 1995 ($1.625 per share closing stock price) of the option shares less the exercise price of the options.

Compensation Committee Report on Executive Compensation
- -------------------------------------------------------

  The Board has furnished the following report on Executive Compensation:

  During fiscal year 1995, the Company did not have a separate Compensation Committee. The base salary for Messrs. Ordway and Kenerleber was determined by Mr. Ordway, as Chairman of the Board. For all executive officers except Messrs. Fox and Lirtzman, base salary was determined based on prior compensation, with adjustments for cost of living increases, changes in job responsibility and job performance.

  Compensation for Messrs. Fox and Lirtzman is based on the terms of employment agreements entered into with Mr. Fox in 1988 in connection with the acquisition of Fox International, Inc. and with Mr. Lirtzman in 1989 in connection with the acquisition of Vanco International, Inc. The terms of such employment agreements are described in a prior section of this Proxy Statement.

                                   Members of the Board of Directors

                                      Ronald D. Ordway
                                      Alfred J. Kenerleber
                                      Murray Fox
                                      John McQueen
                                      Carleton E. Sawyer

Compensation Committee Interlocks and Insider Participation
- -----------------------------------------------------------

  During the 1995 fiscal year, the Company did not have a Compensation Committee of the Board of Directors. The current members of the Board are Messrs. Ordway (Chairman), Kenerleber, McQueen, Fox and Sawyer. Messrs. Ordway, Kenerleber and Fox served as executive officers of the Company, and Mr. McQueen served as a consultant to the Company, during the 1995 fiscal year.

                         COMPENSATION PURSUANT TO PLANS
                         ------------------------------

  In 1992, the Company adopted a 401(k) Retirement Plan that covers substantially all employees. Employee contributions are limited to 15% of each employee's compensation, and the Company may match 50% of the first 4% contributed by the employee. The Company elected not to match during fiscal year ended February 28, 1995.

  The Company has established a stock option plan as a performance incentive program. The options may be granted to key employees at a price not less than fair market value at the time the options are granted and are exercisable beginning on the first anniversary of the grant for a period not to exceed ten years from date of grant.

                            SECTION 16(A) REPORTING
                            -----------------------

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securties and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two-year period ended February 28, 1995, all
Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with, except that Mr. Fox failed to file reports disclosing the grant to him of stock options on May 9, 1993 , and Mr. Lirtzman failed to file reports disclosing the grant to him of stock options on October 1, 1992 and October 1, 1993.

                               PERFORMANCE GRAPH

  The following line-graph presentation compares cumulative, five-year shareholder returns of the Company with the NASDAQ Stock Market (U.S. Companies) and an industry group composed of manufacturers of electronic components over the same period (assuming the investment of $100 in the Company's Common Stock, the NASDAQ Stock Market (U.S. Companies) and the industry group on February 28, 1990, and reinvestment of all dividends).

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                ------------------------------------------------
                PERFORMANCE GRAPH FOR VIDEO DISPLAY CORPORATION
                -----------------------------------------------



                             [GRAPH APPEARS HERE]
                  COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                  AMONG VIDEO DISPLAY CORP., NASDAQ INDEX AND
                  NASDAQ ELECTRONIC COMPONENTS STOCKS INDEX
                           VIDEO                  NASDAQ              NASDAQ ELECTRONIC
MEASUREMENT PERIOD        DISPLAY            (U.S. COMPANIES)         COMPONENTS STOCKS
(Fiscal year Covered)      CORP.                  INDEX                    INDEX
- ---------------------     -------            ---------------          -----------------
Measurement PT -
02/28/90                  $100.00                $100.00                  $100.00

FYE 02/28/91              $121.6                 $110.2                   $112.9

FYE 02/28/92              $110.8                 $157.2                   $161.0

FYE 02/28/93              $143.2                 $167.2                   $235.0

FYE 02/28/94              $ 73.0                 $198.0                   $297.6

FYE 02/28/95              $ 41.9                 $200.7                   $350.5



    Total return calculations for the NASDAQ Stock Market (U.S. Companies) and
    --------------------------------------------------------------------------
the Peer Index were prepared by the Center for Research in Security Prices, The
- -------------------------------------------------------------------------------
University of Chicago.  The Peer Index is currently composed of the
- -------------------------------------------------------------------
approximately 116 companies, including the Company, in the Standard Industrial
- ------------------------------------------------------------------------------
Classification ("SIC") Code Group 367 for electronic components.  Information
- -----------------------------------------------------------------------------
with regard to SIC classifications in general can be found in the Standard
- --------------------------------------------------------------------------
Industrial Classification Manual published by the Executive Office of the
- -------------------------------------------------------------------------
President, Office of Management and Budget.  Specific information regarding the
- -------------------------------------------------------------------------------
companies comprising the Peer Index, SIC Code Group 367, will be provided to any
- --------------------------------------------------------------------------------
shareholder upon request to the Secretary of the Company.
- ---------------------------------------------------------

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  BDO Seidman, Atlanta, Georgia, has been engaged by the Board of Directors of the Company as auditors for the Company and its subsidiaries for the fiscal year
ending February 28, 1996.   BDO Seidman served as the company's independent
auditors from January 20, 1995 through the fiscal yar end. Ernst and Young, LLP served as the Company's independent auditors for the fiscal year ended February 28, 1994 and the interim period March 1, 1994 to January 20, 1995. A Form 8-K
was filed January 20, 1995 reflecting the change.   Management expects that a
representative of BDO Seidman will be present at the Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by shareholders.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, the Board does not know of any business which will be presented for consideration at the Meeting other than that specified herein and in the Notice of Annual Meeting of Shareholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

  THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1995, TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. ALL SUCH REQUESTS SHOULD BE SENT TO: CORPORATE SECRETARY (FORM 10-K REQUEST), VIDEO DISPLAY CORPORATION, 1868 TUCKER INDUSTRIAL DRIVE, TUCKER, GEORGIA 30084.

Please SIGN and RETURN the enclosed Proxy promptly.


July 18, 1995

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED.

IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES AND "FOR" ALL PROPOSALS.

                                 Dated
                                      ------------------------------------


                                 -----------------------------------------
                                                   Signature



                                 -----------------------------------------
                                           Joint Signature if applicable


                                 Please sign exactly as the name appears on the left. If shares are jointly held, all joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized officer.

________________________________________________________________________________


                           VIDEO DISPLAY CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
          ANNUAL MEETING FOR HOLDERS OF COMMON STOCK---AUGUST 18, 1995


    The undersigned hereby constitutes and appoints R. D. Ordway and A. J. Kenerleber, or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of Shareholders of Video Display Corporation to be held at the Hampton Inn, 1737 Mountain Industrial Boulevard, Stone Mountain, Georgia, on Friday, August 18, 1995, at 8:30 a.m. local time, and any adjournments therof, and to vote all of the shares of Common Stock of said Corporation which the undersigned could vote, with all powers therof the undersigned would possess if personally present at such meeting.

Managemen        (1) Election of Directors:
recommends           [ ] FOR all nominees listed below      [ ] AGAINST                 [ ] ABSTAIN
a vote FOR                (except as indicated)                 all nominees below.         from all nominees
voting.                   ---------------------

        If you wish to vote against any individual nominee,strike a line through that nominee's name in the list below:
        RONALD D. ORDWAY, ALFRED J. KENERLEBER, JOHN MCQUEEN, MURRAY FOX AND CARLETON E. SAWYER

        If you wish to abstain from voting for any individual nominee, strike a line through that nominee's name in the list below:
        RONALD D. ORDWAY, ALFRED J. KENERLEBER, JOHN MCQUEEN, MURRAY FOX AND CARLETON E. SAWYER

        (2) In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


    (Please sign and date on other side and return in the enclosed envelope)
    ------------------------------------------------------------------------